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     Janus Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ..........................   1

          Statement of Assets and Liabilities ....................   6

          Statement of Operations ................................   7

          Statement of Changes in Net Assets .....................   8

          Financial Highlights ...................................   9

          Notes to Schedule of Investments .......................  10

          Notes to Financial Statements ..........................  11

          Explanation of Charts and Tables .......................  14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Fund (closed to new investors)

[PHOTO]
Blaine Rollins
portfolio manager

Janus Fund declined 21.06% for the six months ended April 30, 2001, lagging the negative 12.06% return of its benchmark, the S&P 500 Index.(1)

The period proved increasingly challenging for stocks as investors found few havens from the slowing U.S. economy. Negative sentiment was widespread, spurred by recession fears, mounting profit warnings, rising unemployment and waning consumer confidence. The damage, initially confined to the technology, telecommunications and media sectors, soon spilled over to the broader market.

With the economy sending mixed signals, the Federal Reserve decided to stand pat on interest rates in November and December. But as the outlook for the record 10-year economic expansion began to appear more uncertain, central bankers swung into action in early January with a surprise half-point rate cut. This unexpected move was followed by three additional 50-basis-point reductions during the period. Still, all three major market measures finished in the red, led by the technology-laden Nasdaq Composite Index.

All in all, this almost constant barrage of bad news weighed heavily on the Fund. It goes without saying that I'm very dissatisfied with our poor performance. I'm no different from you in that I expected better results than we delivered. But despite our disappointing showing, I look at the Fund and I like what I see: a good balance of high-quality, top-tier companies with exceptional management teams and superior business models.

That can certainly be said of long-time holding Charles Schwab. Although the leading discount broker felt the brunt of the market plunge, plummeting 43% during the period, it has responded to reduced trading activity and declining assets with ambitious plans for cutting expenses and improving margins. And while many former do-it-yourself traders have recently turned to traditional brokers to manage their money, Schwab's low-cost platform and trading fees should rekindle interest among investors once the market improves. Furthermore, asset inflows are still strong, with the company seeing market share gains in longer-term cash accounts and mutual funds.

Boeing, one of the dominant forces in commercial and military aircraft as well as commercial satellites, also gave ground. Although Boeing's diversified approach should bode well for the company's long-term prospects, its fortunes are still largely tied to the fortunes of its commercial aircraft group. Consequently, the stock retreated on concerns that a global slowdown would result in reduced air travel and, therefore, lower demand for new planes. Regardless, ordering cycles, previously subject to sizable peaks and troughs, are now far more controlled. Moreover, industry consolidation has sharply curtailed price wars, allowing Boeing to concentrate on growing profitability rather than sacrificing earnings for market share.

Cisco Systems is another company with its eye on the future. After years of stellar performance, however, this leading maker of computer-networking equipment has come back to earth. Cisco's recent decline can be attributed mainly to lower spending by telecom companies, a group that accounts for nearly 40% of revenues. Nevertheless, I remain a big believer in the story. Companies can delay their IT spending, but only at the risk of losing their competitive edge. As businesses become more efficient and productive in this technology-driven society, it enables them to stop spending on a dime. At the same time, it should enable them to instantly resume spending when economic conditions warrant.

These disappointments aside, one bright spot was our position in Comcast Corp. The third-largest U.S. cable operator traded lower for months as heavy costs to upgrade its cable lines to offer digital cable and high-speed Internet access sapped results. However, amid evidence those expenditures have peaked, our patience has paid off. The company recently reported that quarterly revenues rose nearly 26%, powered by robust sales at its QVC home shopping channel. What's more, we are impressed with Comcast's solid execution in rolling out its new digital cable and cable modem services. Although Comcast could be viewed as a defensive investment, as cable is typically considered one of the last services a household eliminates, with cable subscribership continuing to grow, we believe Comcast will be an even stronger performer as the economy recovers.

With fear and panic characterizing the past few months, we've seen that a hostile market can punish even the best of companies. As frustrating as that can be, the upside is that the Fund is better positioned from a diversification and valuation standpoint and we believe will reap substantial rewards when the market eventually rebounds.

Thank you for your investment in Janus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                                   Janus Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                97.2%              94.9%
  Foreign                                               10.4%               8.7%
    European                                             5.6%               5.2%
Top 10 Equities (% of Assets)                           47.8%              38.9%
Number of Stocks                                           87                 89
Cash, Cash Equivalents and
  Fixed-Income Securities                                2.8%               5.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                              17.1%              10.5%
Semiconductor Components/
  Integrated Circuits                                    7.9%               8.5%
Cable Television                                         7.6%               4.4%
Aerospace and Defense                                    6.0%               4.3%
Diversified Operations                                   4.6%               3.3%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                   11.5%               8.8%
Comcast Corp. - Special Class A                          5.7%               4.4%
Viacom, Inc. - Class B                                   5.6%               2.6%
Boeing Co.                                               5.1%               3.7%
Nokia Oyj                                                4.0%               3.5%
Linear Technology Corp.                                  3.9%               3.9%
Maxim Integrated Products, Inc.                          3.3%               3.2%
Merrill Lynch & Company, Inc.                            3.0%               2.7%
Enron Corp.                                              2.9%               3.2%
General Electric Co.                                     2.8%               2.8%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Ten Year           Since 2/5/70*
(24.65)%           16.85%              15.73%             16.74%

Janus Fund - $1,258,501
S&P 500 Index - $437,386

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($1,258,501) as compared to the S&P 500 Index ($437,386).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.2%
Advertising Agencies - 0.3%
     963,360     Omnicom Group, Inc. ........................    $    84,631,176

Aerospace and Defense - 6.0%
  29,260,865     Boeing Co. .................................      1,808,321,457
   2,400,480     General Dynamics Corp. .....................        185,028,998
   3,493,330     Lockheed Martin Corp. ......................        122,825,483

                                                                   2,116,175,938

Airlines - 0.5%
   2,989,890     Ryanair Holdings PLC (ADR)* ................    $   154,278,324
      73,335     Southwest Airlines Co. .....................          1,335,430

                                                                     155,613,754

Applications Software - 0.2%
     872,945     Microsoft Corp.* ...........................         59,142,024

Automotive - Cars and Light Trucks - 0.4%
   5,242,575     Ford Motor Co. .............................        154,551,111

See Notes to Schedule of Investments.

2  Janus Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Beverages - Non-Alcoholic - 0.3%
   4,939,225     Coca-Cola Enterprises, Inc. ................    $    89,548,149

Broadcast Services and Programming - 3.2%
  27,960,285     AT&T Corp./Liberty Media Group - Class A* ..        447,364,560
  12,199,573     Clear Channel Communications, Inc.* ........        680,736,173

                                                                   1,128,100,733

Business To Business/E-Commerce - 0.2%
   4,428,115     i2 Technologies, Inc.* .....................         77,093,482

Cable Television - 7.6%
     916,757     Cablevision Systems Corp.* .................         19,389,411
   1,833,515     Cablevision Systems Corp. - Class A* .......        126,054,156
  45,611,430     Comcast Corp. - Special Class A* ...........      2,002,797,891
  11,881,388     Cox Communications, Inc. - Class A* ........        540,721,968

                                                                   2,688,963,426

Casino Hotels - 0.5%
  16,744,640     Park Place Entertainment Corp.*,# ..........        186,200,397

Cellular Telecommunications - 1.5%
      26,448     NTT DoCoMo, Inc.** .........................        543,796,613

Chemicals - Specialty - 0.5%
   3,272,265     Eastman Chemical Co. .......................        174,215,389

Commercial Banks - 0.4%
   1,779,175     M&T Bank Corp. .............................        127,299,971

Commercial Services - Financial - 0.7%
   6,881,692     Paychex, Inc. ..............................        237,831,276

Computer Services - 0.3%
     937,912     Arbitron, Inc.* ............................         19,583,603
   5,666,960     Ceridian Corp.* ............................        102,005,280

                                                                     121,588,883

Computers - 0.5%
  10,800,330     Sun Microsystems, Inc.* ....................        184,901,650

Computers - Memory Devices - 1.4%
   8,738,725     EMC Corp.* .................................        346,053,510
   2,254,790     VERITAS Software Corp.* ....................        134,408,032

                                                                     480,461,542

Cosmetics and Toiletries - 3.2%
  12,802,680     Colgate-Palmolive Co. ......................        715,029,678
   6,662,505     Procter & Gamble Co. .......................        400,083,425

                                                                   1,115,113,103

Data Processing and Management - 0.7%
   3,463,905     Automatic Data Processing, Inc. ............        187,916,846
   1,031,365     Fiserv, Inc.* ..............................         57,075,739

                                                                     244,992,585

Diversified Operations - 4.6%
   6,820,800     Cendant Corp.* .............................        121,000,992
  20,186,280     General Electric Co. .......................        979,640,168
     410,160     Illinois Tool Works, Inc. ..................         25,995,941
   1,293,845     Minnesota Mining and Manufacturing Co. .....        153,980,493
   6,239,715     Tyco International, Ltd. ...................        333,013,590

                                                                   1,613,631,184

E-Commerce/Services - 0.4%
   2,530,710     eBay, Inc.* ................................        127,750,241

Electric - Generation - 0.5%
   3,928,840     AES Corp.* .................................    $   187,287,803

Electronic Components - 0.7%
  14,055,000     NEC Corp.** ................................        256,559,052

Electronic Components - Semiconductors - 2.1%
   1,833,330     International Rectifier Corp.* .............        101,749,815
   2,051,265     NVIDIA Corp.* ..............................        170,870,374
  12,214,835     Texas Instruments, Inc. ....................        472,714,114

                                                                     745,334,303

Enterprise Software and Services - 0.5%
   4,200,460     BEA Systems, Inc.* .........................        171,588,791
     436,485     Micromuse, Inc.* ...........................         21,606,007

                                                                     193,194,798

Finance - Investment Bankers/Brokers - 4.1%
   4,320,550     Goldman Sachs Group, Inc. ..................        393,602,105
  16,957,615     Merrill Lynch & Company, Inc. ..............      1,046,284,845

                                                                   1,439,886,950

Financial Guarantee Insurance - 0.8%
   4,364,490     MGIC Investment Corp. ......................        283,648,205

Food - Retail - 0.8%
   2,036,485     Albertson's, Inc. ..........................         68,018,599
   9,372,390     Kroger Co.* ................................        211,722,290

                                                                     279,740,889

Hotels and Motels - 0.7%
   6,878,730     Starwood Hotels & Resorts Worldwide, Inc. ..        248,253,366

Human Resources - 0%
     299,575     Robert Half International, Inc.* ...........          8,328,185

Identification Systems and Devices - 1.3%
  14,408,635     Symbol Technologies, Inc.# .................        453,872,003

Instruments - Scientific - 0.2%
   1,235,770     Millipore Corp. ............................         70,871,410

Insurance Brokers - 0.4%
   4,281,440     Aon Corp. ..................................        142,315,066

Internet Brokers - 1.9%
  34,516,732     Charles Schwab Corp. .......................        683,431,294

Life and Health Insurance - 0.3%
   3,019,400     AFLAC, Inc. ................................         96,016,920

Medical - Biomedical and Genetic - 0.7%
   4,476,595     Genentech, Inc.* ...........................        235,021,237

Medical - Drugs - 0.4%
   3,359,295     Schering-Plough Corp. ......................        129,467,229

Medical - Hospitals - 1.1%
   8,296,980     Tenet Healthcare Corp.* ....................        370,377,187

Medical Products - 0.5%
   5,184,375     Becton, Dickinson and Co. ..................        167,714,531

Money Center Banks - 2.6%
  18,348,855     Bank of New York Company, Inc. .............        921,112,521

Multimedia - 17.1%
  80,490,743     AOL Time Warner, Inc.* .....................      4,064,782,521
  37,510,580     Viacom, Inc. - Class B* ....................      1,952,800,795
     246,510     Walt Disney Co. ............................          7,456,928

                                                                   6,025,040,244

See Notes to Schedule of Investments.

                                                   Janus Fund  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Networking Products - 1.1%
  23,390,320     Cisco Systems, Inc.* .......................    $   397,167,634

Oil Companies - Integrated - 0.3%
   4,050,790     Petroleo Brasileiro S.A. (ADR) .............        109,371,330

Pipelines - 3.3%
   2,182,600     El Paso Corp. ..............................        150,162,880
  16,120,250     Enron Corp. ................................      1,011,062,080

                                                                   1,161,224,960

Retail - Discount - 0.4%
   4,407,159     Costco Wholesale Corp.* ....................        153,942,064

Retail - Drug Store - 0.5%
   3,941,745     Walgreen Co. ...............................        168,627,851

Semiconductor Components/Integrated Circuits - 7.9%
   2,891,100     Integrated Device Technology, Inc.* ........        113,244,387
  28,714,125     Linear Technology Corp.# ...................      1,379,426,565
  23,068,765     Maxim Integrated Products, Inc.*,# .........      1,178,813,891
   3,265,225     Vitesse Semiconductor Corp.* ...............        110,691,127

                                                                   2,782,175,970

Semiconductor Equipment - 2.2%
   8,800,960     Applied Materials, Inc.* ...................        480,532,416
   2,411,045     KLA-Tencor Corp.* ..........................        132,511,033
   2,841,000     Novellus Systems, Inc.* ....................        156,681,150

                                                                     769,724,599

Super-Regional Banks - 0.6%
   3,386,785     Northern Trust Corp. .......................        220,242,629

Telecommunication Equipment - 4.0%
   9,194,502     Nokia Oyj** ................................        304,046,002
  32,524,094     Nokia Oyj (ADR)** ..........................      1,111,998,774

                                                                   1,416,044,776

Telecommunication Services - 0.4%
   2,950,470     Time Warner Telecom, Inc. - Class A*,# .....        149,441,306

Telephone - Integrated - 3.3%
   8,070,340     America Movil S.A. de C.V. - Series L (ADR)*        148,494,256
  10,615,432     NTL, Inc.* .................................        308,802,917
  24,148,474     Telefonica S.A.*,** ........................        408,479,548
   8,070,340     Telefonos de Mexico S.A. (ADR) .............        279,233,764

                                                                   1,145,010,485

Television - 1.7%
  13,505,163     Univision Communications, Inc. - Class A*,#         590,310,675

Transportation - Services - 1.1%
   6,564,765     United Parcel Service, Inc. - Class B ......        377,145,749

Web Hosting/Design - 0.3%
  12,129,034     Exodus Communications, Inc.* ...............        116,438,726
--------------------------------------------------------------------------------
Total Common Stock (cost $26,073,197,992) ...................     34,205,944,574
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Broadcast Services and Programming - 0.2%
$ 81,000,000     Liberty Media Corp., 3.25%
                   convertible senior notes, due 3/15/31+ ...    $    89,808,750

Web Hosting/Design - 0.1%
  52,500,000     Exodus Communications, Inc., 4.75%
                   convertible subordinated notes
                   due 7/15/08 ..............................         29,006,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $131,864,421) ...................        118,815,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
 200,000,000     ABN AMRO Securities, Inc., 4.65%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $200,025,833
                   collateralized by $235,874,903 in
                   U.S. Government Agencies, 0%-7.50%
                   11/14/01-4/15/31; with a value of
                   $204,000,586 (cost $200,000,000) .........        200,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                 United Parcel Service, Inc.
$ 50,000,000       4.19%, 5/31/01
                   (amortized cost $49,825,417) .............         49,825,417
--------------------------------------------------------------------------------
Time Deposits - 1.5%
                 Societe Generale, New York
 200,000,000       4.68%, 5/5/01 ............................        200,000,000
                 UBS Financial, Inc.
 322,600,000       4.6563%, 5/1/01 ..........................        322,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $522,600,000) .....................        522,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 0.5%
                 Federal Farm Credit Bank
  25,000,000       5.22%, 5/1/01 ............................         25,000,000
                 Federal Home Loan Bank System:
  50,000,000       4.55%, 6/21/01 ...........................         49,677,708
 100,000,000       4.44%, 7/13/01 ...........................         99,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $173,777,375) ..........        173,802,708
--------------------------------------------------------------------------------
Total Investments (total cost $27,151,265,205) - 100.2% .....     35,270,987,699
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)     (66,332,529)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $35,204,655,170
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Fund  April 30, 2001

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.9%          $   333,013,590
Brazil                                             0.3%              109,371,330
Finland                                            4.0%            1,416,044,776
Ireland                                            0.4%              154,278,324
Japan                                              2.3%              800,355,665
Mexico                                             1.2%              427,728,020
Spain                                              1.2%              408,479,548
United States++                                   89.7%           31,621,716,446
--------------------------------------------------------------------------------
Total                                            100.0%          $35,270,987,699

++Includes Short-Term Securities (87.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/14/01                    256,500,000     $  227,669,400    $  (2,434,425)
Euro 10/26/01                    33,600,000         29,752,800           285,600
Euro 11/9/01                    473,100,000        418,930,050         8,228,799
Japanese Yen 10/26/01        18,050,000,000        149,054,310         1,596,084
Japanese Yen 11/2/01         29,000,000,000        239,675,364       (1,970,446)
Japanese Yen 11/9/01         17,500,000,000        144,751,437         (999,888)
--------------------------------------------------------------------------------
Total                                           $1,209,833,361    $    4,705,724

See Notes to Schedule of Investments.

                                                   Janus Fund  April 30, 2001  5

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $ 27,151,265

Investments at value                                                $ 35,270,988
  Cash                                                                     3,746
  Receivables:
    Investments sold                                                      75,123
    Fund shares sold                                                      25,395
    Dividends                                                             19,510
    Interest                                                               1,215
  Other assets                                                               122
  Forward currency contracts                                               4,706
--------------------------------------------------------------------------------
Total Assets                                                          35,400,805
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                128,710
    Fund shares repurchased                                               42,101
    Advisory fees                                                         17,352
    Transfer agent fees and expenses                                       4,438
  Accrued expenses                                                         3,549
--------------------------------------------------------------------------------
Total Liabilities                                                        196,150
--------------------------------------------------------------------------------
Net Assets                                                          $ 35,204,655
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                        1,141,050

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      30.85
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Fund  April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     41,442
  Dividends                                                               96,192
  Foreign tax withheld                                                   (2,582)
--------------------------------------------------------------------------------
Total Investment Income                                                  135,052
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                          124,037
  Transfer agent fees and expenses                                        31,909
  Registration fees                                                          566
  Postage and mailing expenses                                             1,075
  Custodian fees                                                           1,265
  Printing expenses                                                        1,359
  Audit fees                                                                  13
  Trustees' fees and expenses                                                 59
  Other expenses                                                             141
--------------------------------------------------------------------------------
Total Expenses                                                           160,424
Expense and Fee Offsets                                                  (1,909)
Net Expenses                                                             158,515
Net Investment Income/(Loss)                                            (23,463)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions              (3,999,432)
  Net realized gain/(loss) from foreign currency transactions             40,043
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (5,815,751)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (9,775,140)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(9,798,603)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                   Janus Fund  April 30, 2001  7

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $   (23,463)   $   (83,615)
  Net realized gain/(loss) from investment and
    foreign currency transactions                                 (3,959,389)      4,876,094
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (5,815,751)        742,125
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (9,798,603)      5,534,604
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                   --             --
  Net realized gain from investment transactions*                 (4,625,372)    (4,451,206)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (4,625,372)    (4,451,206)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       2,170,519     12,018,056
  Reinvested dividends and distributions                            4,488,568      4,328,707
  Shares repurchased                                              (3,498,204)    (6,797,144)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             3,160,883      9,549,619
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                            (11,263,092)     10,633,017
Net Assets:
  Beginning of period                                              46,467,747     35,834,730
--------------------------------------------------------------------------------------------
  End of period                                                  $ 35,204,655   $ 46,467,747
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $ 31,225,046   $ 28,064,163
  Accumulated net investment income/(loss)*                          (23,463)             --
  Accumulated net realized gain/(loss) from investments*          (4,121,145)      4,463,616
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                   8,124,217     13,939,968
--------------------------------------------------------------------------------------------
                                                                 $ 35,204,655   $ 46,467,747
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          64,176        265,999
  Reinvested distributions                                            128,723        102,771
--------------------------------------------------------------------------------------------
Total                                                                 192,899        368,770
--------------------------------------------------------------------------------------------
  Shares repurchased                                                (107,949)      (150,373)
Net Increase/(Decrease) in Fund Shares                                 84,950        218,397
Shares Outstanding, Beginning of Period                             1,056,100        837,703
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                   1,141,050      1,056,100
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  8,979,919   $ 32,498,298
  Proceeds from sales of securities                                 8,985,435     27,735,004
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     44.00   $     42.78     $     27.97   $     29.36   $     26.65   $     23.37
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                     (.02)            --              --         (.02)           .15           .31
  Net gains on securities
    (both realized and unrealized)                (8.74)          6.44           15.63          3.70          5.69          4.23
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (8.76)          6.44           15.63          3.68          5.84          4.54
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)              --            --              --         (.23)         (.21)         (.13)
  Distributions (from capital gains)              (4.39)        (5.22)           (.82)        (4.84)        (2.92)        (1.13)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (4.39)        (5.22)           (.82)        (5.07)        (3.13)        (1.26)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $     30.85   $     44.00     $     42.78   $     27.97   $     29.36   $     26.65
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (21.06)%        15.60%          56.75%        15.12%        24.18%        20.31%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)     $35,204,655   $46,467,747     $35,834,730   $20,721,262   $19,029,334   $15,313,180
Average Net Assets for the Period
  (in thousands)                             $38,494,479   $45,103,049     $28,993,305   $20,777,322   $17,515,216   $13,753,157
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.84%         0.85%           0.85%         0.87%         0.87%         0.86%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.83%         0.84%           0.84%         0.86%         0.86%         0.85%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                 (0.12)%       (0.19)%         (0.14)%            --         0.85%         0.91%
Portfolio Turnover Rate**                            49%           65%             63%           70%          132%          104%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                                   Janus Fund  April 30, 2001  9

Notes to Schedule of Investments


 *   Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                                   Purchases                  Sales           Realized     Dividend    Market Value
                                              Shares       Cost         Shares     Cost      Gain/(Loss)    Income      at 4/30/01
------------------------------------------------------------------------------------------------------------------------------------
Linear Technology Corp.                       808,350  $ 37,094,858         --          --            --  $1,698,597  $1,379,426,565
Maxim Integrated Products, Inc.               602,185    29,935,881         --          --            --          --   1,178,813,891
Park Place Entertainment Corp.                690,395     7,875,885    404,070  $5,415,809  $(1,375,244)          --     186,200,397
Symbol Technologies, Inc.(1)                  460,725    10,787,968         --          --            --      92,986     453,872,003
Time Warner Telecom, Inc. - Class A         2,950,470   179,876,639         --          --            --          --     149,441,306
Univision Communications, Inc. - Class A      732,805    28,226,438         --          --            --          --     590,310,675
------------------------------------------------------------------------------------------------------------------------------------
                                                       $293,797,669             $5,415,809  $(1,375,244)  $1,791,583  $3,938,064,837
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 3-for-2 stock split 4/17/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                                  Janus Fund  April 30, 2001  11

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                $227,849               $170,929        $1,885,225
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
        $27,240,687,617   $10,022,925,555  $(1,992,625,473)  $8,030,300,082
--------------------------------------------------------------------------------

                                                  Janus Fund  April 30, 2001  13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                                  Janus Fund  April 30, 2001  15

Notes

16  Janus Fund  April 30, 2001

Notes

                                                  Janus Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com
                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      JF42-06/01